Exhibit 99.1

Dana Holding Corporation Reports Third-Quarter Results

•	Reported quarterly net income of $110 million and year-to-date net income of $148 million

•	Posted adjusted EBITDA of $200 million on sales of $2.0 billion

•	Achieved adjusted EBITDA margin of 10.2 percent

•	Generated free cash flow of $50 million

•	Portfolio of fuel-saving technologies continued to expand

MAUMEE, Ohio – October 27, 2011 – Dana Holding Corporation (NYSE: DAN) today announced its third-quarter 2011 results. The company recorded third-quarter net income of $110 million, which included a $60 million gain from the sale of interests in two joint ventures to Getrag, and adjusted EBITDA of $200 million; these compared to $46 million and $148 million, respectively, for the prior-year period. Year-to-date net income was $148 million, compared to $24 million in 2010.

Sales for the quarter were $2.0 billion, up nearly 30 percent over the third quarter of 2010. Dana achieved an adjusted EBITDA margin of 10.2 percent, compared to 9.8 percent for the prior-year period. Diluted adjusted earnings per share in the quarter were $0.45, compared to $0.28 in the prior-year period.

Dana generated free cash flow of $50 million during the third quarter. Additionally, the company received $136 million in cash from the sale of joint venture interests to Getrag. Global liquidity remains strong at $1.3 billion.

“Achieving our third-quarter targets reflects disciplined execution of the fundamentals – delivering quality product on time, controlling costs, and offering innovative technologies to help our customers improve fuel efficiency,” said Dana President and Chief Executive Officer Roger J. Wood. “Order volumes remain strong overall, and we remain on track to meet our 2011 objectives.”

Sales for the first nine months of the year were $5.7 billion, up $1.1 billion over the same period in 2010. Adjusted EBITDA for the nine-month period was $582 million, up $172 million over the same period one year ago.

Product Technologies

Improving fuel efficiency and reducing emissions continue to drive Dana’s product development efforts. Third-quarter highlights in this area included:

•

Dana and Bosch Rexroth AG completed their 50-50 joint venture to develop and manufacture advanced hydromechanical variable transmissions for off-highway vehicles. Test vehicles with this technology have shown fuel savings of up to 20 percent;

•	Dana launched the lightweight Spicer® 90S drive axle, developed specifically for commercial vehicles in the Indian market; and

•	Broad-based interest continued in Dana’s battery cooling technologies, which are now part of 20 electric and hybrid-electric vehicles, as well as its fuel cell components.

Dana was recently recognized for two products that help improve fuel efficiency. The company received the 2011 North American Frost & Sullivan Technology Innovation Award for its heavy-duty Spicer Diamond™ Series driveshaft, which weighs up to 40 percent less than a traditional all-steel driveshaft. Dana’s line of active warm-up units was also chosen as a finalist for the Automotive News PACE Awards.

Guidance for 2011

Dana updated its earnings guidance for 2011:

•	Adjusted EBITDA is now projected to be approximately $780 million versus the previous guidance of $765 million to $785 million; and

•	Diluted adjusted earnings per share are expected to total $1.65 to $1.70 compared to earlier guidance of $1.60 to $1.70 per diluted adjusted share.

Dana to Host Third-Quarter Conference Call at 10 a.m. Today

Dana will discuss its second-quarter results in a conference call at 10 a.m. EDT today. Participants may listen to the conference call via audio streaming online or telephone. Slide viewing is available via Dana’s investor website – www.dana.com/investors. United States and Canadian locations should dial 1-888-311-4590 and international locations should call 1-706-758-0054, and enter conference I.D. number 17756215. Please ask for the “Dana Holding Corporation Financial Webcast.” Phone registration will be available starting at 9:30 a.m.

An audio recording of the webcast will be available after 5 p.m. today; dial 1-855-859-2056 (U.S. or Canada) or 1-404-537-3406 (international) and enter Conference I.D. 17756215. A webcast replay will be available after 5 p.m. today, and may be accessed via Dana’s Investor website.

Non-GAAP Measures

This release refers to adjusted EBITDA, a non-GAAP financial measure that we have defined as earnings before interest, taxes, depreciation, amortization, non-cash equity grant expense, restructuring expense, and other nonrecurring items (gain/loss on debt extinguishment or divestitures, impairment, etc). The most significant impact to Dana’s ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using adjusted EBITDA, a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that adjusted EBITDA is an important measure since the financial covenants in our debt agreements are based, in part, on adjusted EBITDA. Adjusted EBITDA should not be considered a substitute for net income (loss) before income taxes or other reported results prepared in accordance with GAAP.

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Diluted adjusted EPS, another non-GAAP financial measure referenced in this release, is defined as adjusted net income divided by adjusted diluted shares. We define adjusted net income as net income (loss) attributable to the parent company, excluding restructuring expense, amortization expense, and nonrecurring items (as used in adjusted EBITDA), net of any associated income tax effects. We define adjusted diluted shares as diluted shares as determined in accordance with GAAP based on adjusted net income. This measure is considered useful for purposes of providing investors, analysts, and other interested parties with an indicator of ongoing financial performance that provides enhanced comparability to EPS reported by other companies.

Free cash flow is also a non-GAAP financial measure referenced in this release, which we have defined as cash provided by (used in) operating activities, excluding any bankruptcy claim-related payments, less purchases of property, plant, and equipment. This measure is useful in evaluating the operational cash flow of the company, inclusive of the spending required to maintain the operations.

The financial information accompanying this release provides reconciliations of adjusted EBITDA, diluted adjusted EPS, and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Forward-Looking Statements

Certain statements and projections contained in this news release are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

Dana’s Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this news release speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

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About Dana Holding Corporation

Dana is a world leader in the supply of driveline products (axles, driveshafts, and transmissions), power technologies (sealing and thermal-management products), and genuine service parts for light- and heavy-duty vehicle manufacturers. The company’s customer base includes nearly every major vehicle manufacturer in the global automotive, commercial vehicle, and off-highway markets. Based in Maumee, Ohio, the company employs approximately 24,000 people in 26 countries and reported 2010 sales of $6.1 billion. For more information, please visit: www.dana.com.

Investor Contact	Media Contact
Lillian Etzkorn: 419.887.5160	Chuck Hartlage: 419.887.5123

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DANA HOLDING CORPORATION

Consolidated Statement of Operations (Unaudited)

For the Three Months Ended September 30, 2011 and 2010

(In millions except per share amounts)	Three Months Ended September 30,
	2011	2010
Net sales	$1,952	$1,516
Costs and expenses
Cost of sales	1,719	1,338
Selling, general and administrative expenses	111	99
Amortization of intangibles	20	15
Restructuring charges, net	24	10
Other income, net	77	10

Income before interest and income taxes	155	64
Interest expense	20	22

Income before income taxes	135	42
Income tax benefit (expense)	(29)	4
Equity in earnings of affiliates	6	1

Net income	112	47
Less: Noncontrolling interests net income	2	1

Net income attributable to the parent company	110	46
Preferred stock dividend requirements	8	8

Net income available to common stockholders	$102	$38

Net income per share available to parent company common stockholders:
Basic	$0.69	$0.27
Diluted	$0.51	$0.22
Weighted-average common shares outstanding
Basic	147	141
Diluted	215	212

DANA HOLDING CORPORATION

Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2011 and 2010

(In millions except per share amounts)	Nine Months Ended September 30,
	2011	2010
Net sales	$5,685	$4,550
Costs and expenses
Cost of sales	5,004	4,063
Selling, general and administrative expenses	317	292
Amortization of intangibles	58	46
Restructuring charges, net	65	60
Other income, net	49	9

Income before interest and income taxes	290	98
Interest expense	59	68

Income before income taxes	231	30
Income tax expense	(91)	(10)
Equity in earnings of affiliates	17	7

Net income	157	27
Less: Noncontrolling interests net income	9	3

Net income attributable to the parent company	148	24
Preferred stock dividend requirements	23	24

Net income available to common stockholders	$125	$—

Net income per share available to parent company common stockholders:
Basic	$0.85	$—
Diluted	$0.69	$—
Weighted-average common shares outstanding
Basic	146	140
Diluted	215	140

DANA HOLDING CORPORATION

Consolidated Balance Sheet (Unaudited)

As of September 30, 2011 and December 31, 2010

(In millions except share and per share amounts)	September 30, 2011	December 31, 2010
Assets
Current assets
Cash and cash equivalents	$851	$1,090
Marketable securities	50	54
Accounts receivable
Trade, less allowance for doubtful accounts of $10 in 2011 and $11 in 2010	1,097	816
Other	174	184
Inventories	827	708
Other current assets	81	81

Total current assets	3,080	2,933
Goodwill	104	104
Intangibles	427	352
Investments and other assets	258	238
Investments in affiliates	190	123
Property, plant and equipment, net	1,289	1,351

Total assets	$5,348	$5,101

Liabilities and equity
Current liabilities
Notes payable, including current portion of long-term debt	$65	$167
Accounts payable	1,029	779
Accrued payroll and employee benefits	157	144
Accrued restructuring costs	29	28
Taxes on income	53	38
Other accrued liabilities	231	251

Total current liabilities	1,564	1,407
Long-term debt	839	780
Pension and postretirement obligations	708	740
Other noncurrent liabilities	381	388

Total liabilities	3,492	3,315
Commitments and contingencies
Parent company stockholders’ equity
Preferred stock, 50,000,000 shares authorized
Series A, $0.01 par value, 2,500,000 shares outstanding	242	242
Series B, $0.01 par value, 5,221,199 and 5,311,298 shares outstanding	511	520
Common stock, $0.01 par value, 450,000,000 shares authorized, 147,149,436 and 144,126,032 outstanding	1	1
Additional paid-in capital	2,641	2,613
Accumulated deficit	(1,064)	(1,189)
Treasury stock, at cost (544,274 and 379,631 shares)	(7)	(4)
Accumulated other comprehensive loss	(570)	(496)

Total parent company stockholders’ equity	1,754	1,687
Noncontrolling equity	102	99

Total equity	1,856	1,786

Total liabilities and equity	$5,348	$5,101

DANA HOLDING CORPORATION

Consolidated Statement of Cash Flows (Unaudited)

For the Three Months Ended September 30, 2011 and 2010

(In millions)	Three Months Ended September 30,
	2011	2010
Cash flows – operating activities
Net income	$112	$47
Depreciation	53	57
Amortization of intangibles	23	19
Amortization of deferred financing charges and original issue discount	1	7
Loss on extinguishment of debt		3
Gain on sale of equity investments	(60)
Deferred income taxes	(1)	(4)
Pension contributions (in excess of) less than expense	(6)	4
Change in working capital	(11)	(43)
Other, net	(5)	5

Net cash flows provided by operating activities (1)	106	95

Cash flows – investing activities
Purchases of property, plant and equipment (1)	(56)	(36)
Proceeds from sale of equity investments	136
Other	17	8

Net cash flows provided by (used in) investing activities	97	(28)

Cash flows – financing activities
Net change in short-term debt	13
Proceeds from long-term debt	1	51
Repayment of long-term debt	(7)	(47)
Dividends paid to preferred stockholders	(8)	(16)
Dividends paid to noncontrolling interests	(2)	(4)
Other	1	1

Net cash flows used in financing activities	(2)	(15)

Net increase in cash and cash equivalents	201	52
Cash and cash equivalents – beginning of period	718	997
Effect of exchange rate changes on cash balances	(68)	36

Cash and cash equivalents – end of period	$851	$1,085

(1)	Free cash flow of $50 in 2011 and $59 in 2010 is the sum of net cash provided by operating activities reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION

Consolidated Statement of Cash Flows (Unaudited)

For the Nine Months Ended September 30, 2011 and 2010

(In millions)	Nine Months Ended September 30,
	2011	2010
Cash flows – operating activities
Net income	$157	$27
Depreciation	163	180
Amortization of intangibles	68	57
Amortization of deferred financing charges and original issue discount	5	20
Loss on extinguishment of debt	53	7
Gain on sale of equity investments	(60)
Deferred income taxes	3	(10)
Pension contributions (in excess of) less than expense	(4)	13
Loss on sale of business		5
Reorganization-related tax claim payment (1)		(75)
Change in working capital	(183)	(10)
Other, net	(16)	3

Net cash flows provided by operating activities (1)	186	217

Cash flows – investing activities
Purchases of property, plant and equipment (1)	(127)	(62)
Acquisition of businesses	(163)
Payments to acquire interest in equity affiliate	(124)
Proceeds from sale of equity investments	136
Proceeds from sale of business	15	113
Other	6	10

Net cash flows provided by (used in) investing activities	(257)	61

Cash flows – financing activities
Net change in short-term debt	25	13
Proceeds from long-term debt	764	52
Repayment of long-term debt	(879)	(135)
Deferred financing payments	(26)
Dividends paid to preferred stockholders	(23)	(32)
Dividends paid to noncontrolling interests	(5)	(6)
Other	8	2

Net cash flows used in financing activities	(136)	(106)

Net increase (decrease) in cash and cash equivalents	(207)	172
Cash and cash equivalents – beginning of period	1,090	888
Effect of exchange rate changes on cash balances	(32)	25

Cash and cash equivalents – end of period	$851	$1,085

(1)	Free cash flow of $59 in 2011 and $230 in 2010 is the sum of net cash provided by operating activities (exclusive of reorganization-related claims payments) reduced by the purchases of property, plant and equipment.

DANA HOLDING CORPORATION

Segment Sales & Segment EBITDA (Unaudited)

For the Three Months Ended September 30, 2011 and 2010

($ in millions)	Three Months Ended September 30,
	2011	2010
SALES
Light Vehicle Driveline	$689	$602
Power Technologies	256	235
Commercial Vehicle	611	394
Off-Highway	385	271
Structures	12	13
Other	(1)	1

Total Sales	$1,952	$1,516

Segment EBITDA
Light Vehicle Driveline	$74	$63
Power Technologies	31	33
Commercial Vehicle	61	41
Off-Highway	42	23
Structures

Total Segment EBITDA	208	160
Corporate expense and other items, net	(8)	(12)

Adjusted EBITDA	$200	$148

DANA HOLDING CORPORATION

Segment Sales & Segment EBITDA (Unaudited)

For the Nine Months Ended September 30, 2011 and 2010

($ in millions)	Nine Months Ended September 30,
	2011	2010
SALES
Light Vehicle Driveline	$2,016	$1,771
Power Technologies	792	697
Commercial Vehicle	1,669	1,089
Off-Highway	1,172	815
Structures	36	175
Other		3

Total Sales	$5,685	$4,550

Segment EBITDA
Light Vehicle Driveline	$200	$169
Power Technologies	108	95
Commercial Vehicle	159	104
Off-Highway	134	69
Structures	1	8

Total Segment EBITDA	602	445
Corporate expense and other items, net	(20)	(35)

Adjusted EBITDA	$582	$410

DANA HOLDING CORPORATION

Reconciliation of Segment and Adjusted EBITDA to

Income Before Income Taxes (Unaudited)

For the Three Months Ended September 30, 2011 and 2010

(In millions)	Three Months Ended September 30,
	2011	2010
Segment EBITDA	$208	$160
Corporate expense and other items, net	(8)	(12)

Adjusted EBITDA	200	148
Depreciation	(53)	(57)
Amortization of intangibles	(23)	(19)
Restructuring	(24)	(10)
Loss on extinguishment of debt		(3)
Gain on sale of equity investments	60
Other expenses	(5)
Loss on sale of assets and impairments	(5)	(1)
Stock compensation expense	(1)	(4)
Foreign exchange on intercompany loans and market value adjustments on forwards	(1)	2
Interest expense	(20)	(22)
Interest income	7	8

Income before income taxes	$135	$42

DANA HOLDING CORPORATION

Reconciliation of Segment and Adjusted EBITDA to

Income Before Income Taxes (Unaudited)

For the Nine Months Ended September 30, 2011 and 2010

(In millions)	Nine Months Ended September 30,
	2011	2010
Segment EBITDA	$602	$445
Corporate expense and other items, net	(20)	(35)

Adjusted EBITDA	582	410
Depreciation	(163)	(180)
Amortization of intangibles	(68)	(57)
Restructuring	(65)	(60)
Loss on extinguishment of debt	(53)	(7)
Gain on sale of equity investments	60
Other expenses	(9)
Loss on sale of assets and impairments	(6)	(7)
Stock compensation expense	(5)	(9)
Foreign exchange on intercompany loans, Venezuelan currency devaluation and market value adjustments on forwards	(3)	(13)
Interest expense	(59)	(68)
Interest income	20	21

Income before income taxes	$231	$30

DANA HOLDING CORPORATION

Diluted Adjusted EPS

For the Three Months Ended September 30, 2011 and 2010

(In millions except per share amounts)	Three Months Ended September 30,
	2011	2010
Net income attributable to parent company	$110	$46
Restructuring charges (1)	23	11
Amortization of intangibles (1)	20	17
Non-recurring items (1)	(56)	(15)

Adjusted net income	$97	$59

Diluted shares - as reported	215	212

Adjusted diluted shares	215	212

Diluted adjusted EPS	$0.45	$0.28

(1)	Amounts are net of associated tax effect.

DANA HOLDING CORPORATION

Diluted Adjusted EPS

For the Nine Months Ended September 30, 2011 and 2010

(In millions except per share amounts)	Nine Months Ended September 30,
	2011	2010
Net income (loss) attributable to parent company	$148	$24
Restructuring charges (1)	61	54
Amortization of intangibles (1)	58	51
Non-recurring items (1)		(6)

Adjusted net income	$267	$123

Diluted shares - as reported	215	140
Potentially dilutive shares		6
Conversion of preferred stock		66

Adjusted diluted shares	215	212

Diluted adjusted EPS	$1.24	$0.58

(1)	Amounts are net of associated tax effect.